UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

Michael Beattie

c/o SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: October 31, 2020

Date of reporting period: April 30, 2020

Item 1.  Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act or 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors' Inner Circle Fund

ICM Small Company Portfolio

Semi-Annual Report **April 30, 2020**

Investment Adviser:

Investment Counselors of Maryland, LLC

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2020

The Portfolio files its complete schedule of investments with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT within sixty days after period end. The Portfolio’s Forms N-Q and Form N-PORT reports are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-234-5426; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2020 (Unaudited)

Dear Shareholders:

There is little doubt that the first half of the fiscal year, and quite possibly the entire year, will be remembered as a seminal moment in the history of the U.S. economy and its financial markets. The government induced shut down of broad swaths of the U.S. economy, necessitated by the arrival of the corona virus (Covid-19), triggered a deep and rapid decline in stocks not seen since the near collapse of the financial system in 2008. When the numbers are finally tallied, it is likely that the ultimate contraction in U.S. GDP will far exceed that of the ’08/’09 recession. Unfortunately, for small cap value investors, the damage was far worse.

Surprisingly, small cap value shares, as measured by the Russell 2000® Value Index, which plunged 23.44%, badly lagged small cap growth shares, as measured by the Russell 2000® Growth Index, which declined only 7.62%. The ICM Small Company Portfolio (the “Fund” or the “Portfolio”) declined a painful 23.16%, but fortunately had a minor rebound in April and was able to exceed its primary benchmark, the Russell 2000® Value Index (the “Benchmark”), in the first half of the fiscal year.

	Total Returns (%)
	1st Fiscal Qtr	2nd Fiscal Qtr	1st Half of Fiscal Year

	Nov. 1, 2019- Jan. 31, 2020	Feb. 1, 2020- Apr. 30, 2020	Nov. 1, 2019- Apr. 30, 2020

ICM Small Co. Portfolio*	-0.20	-23.01	-23.16
Russell 2000® Value Index	0.21	-23.60	-23.44
Russell 2000® Index	3.68	-18.47	-15.47
Russell 2000® Growth Index	7.12	-13.76	-7.62
Russell 1000® Index	6.89	-9.78	-3.56

*The returns shown for the ICM Small Company Portfolio are net of all fees and expenses.

Total annual Fund operating expenses from the March 1, 2020 prospectus are 0.93%.

Periods greater than one year are annualized. Total returns assume reinvestment of all dividends and capital gains.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares when redeemed may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-866-234-5426 or visit our website at www.icomd.com. Performance through 3/31/20 is -28.16% (one year), -0.20% (annualized five year) and 5.93% (annualized 10 year).

Real estate investment trusts (REITs), often considered defensive, performed poorly in the first half of the fiscal year, dropping 33.3%. The Fund’s below

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2020 (Unaudited)

benchmark weighting of REITs, and our outperformance in the sector, was the biggest contribution to positive relative performance. While REITs are interest rate sensitive due to their use of leverage and high dividend payout ratios, in times of economic distress, like now and in the last recession, their cash flow and financial position can become strained. Not surprisingly, the retailing and lodging property subsectors faced heightened selling pressure, falling 42% and 45% respectively. The Fund experienced losses in these subsectors as well, but this was more than offset by our below benchmark exposure. The Portfolio benefitted the most from its lack of any exposure to the Mortgage REITs, many of which plunged 50% or more in the first half of the fiscal year. These companies use short term collateralized borrowing to purchase longer dated assets. As in the 2008 financial crisis, interest rate spreads increased dramatically in March, causing margin calls from lenders, forced sales of assets at significant losses and tremendous book value destruction.

The Fund’s Producer Durable shares, although down 18.9%, also fared better than the Benchmark constituents, which declined 23.7% in the first half of the fiscal year. A lack of direct exposure to airlines and their primary suppliers, and less exposure to deeper cyclicals also mitigated the Portfolio’s losses. We also maintained an above average weighting in the shares of domestic truckers, which as a group returned 16.6% in the first half of the fiscal year. Truckers have fared well in the recent downturn as the market has started to anticipate an improvement in pricing, as excess capacity is forced out by high insurance rates and unsustainable low spot freight rates. Truck load carrier Werner Enterprises was a standout performer as its concentration of dedicated fleets and focus on consumer staples has garnered attention.

The Portfolio also benefitted from its below benchmark exposure to hard hit Energy stocks. Oil prices just experienced their worst quarterly drop ever as Saudi Arabia and Russia initiated a head scratching price war precisely as global demand began to dry up from the outbreak of the corona virus. Even before the outbreak of the pandemic, we were skeptical of the ability of most small cap exploration and production companies to survive at then prevailing prices and virtually eliminated our exposure to this subsector. We focused our energy investment instead on the stocks in the equipment and service subsector, all of which are debt free with ample liquidity to operate through the downturn. Although our investment dropped 36.9% collectively in the first half of the fiscal year, this was far better than the 53.3% decline in the benchmark peers. More importantly, these companies are well positioned to benefit from an eventual upturn in oil prices.

On the negative side, the Technology sector of the Russell 2000® Value Index, which declined 1.0%, was another area where the Fund’s holdings could not keep pace with the Benchmark, declining 11.4% for the first half of the fiscal year. Many

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2020 (Unaudited)

of the previously underperforming communications technology stocks, where we lacked exposure, rebounded sharply as the U.S. reached a trade agreement with China and hopes were raised that these companies will regain access to the growing Chinese telecommunications equipment market. The Portfolio also suffered from a 11.7% decline in wireless router manufacturer Netgear, which is experiencing a lull in orders as customers wait for the next generation equipment. While we clearly were premature in our investment in the shares, the current valuation is even more attractive, and we added to the position in the first half of the fiscal year.

Although the Fund’s Healthcare holdings outperformed for all of 2019, they were the biggest drag to relative performance in the first half of the fiscal year, falling 25.6% compared to the 1.4% decline in the Benchmark constituents. Stocks of money losing companies were strong performers over the last three months of the 2019 calendar year. No corner of the equity market exemplifies this more than the Biotechnology, and to a lesser extent, Pharmaceutical subsectors, which combined constitute 62% of the Russell 2000® Value Healthcare sector and climbed 4.6% and 13.5% respectively. The Portfolio’s much smaller weighting to these subsectors was the main source of the relative weakness. In addition, generic drug manufacturer ANI Pharmaceuticals, declined 48.8% in the first half of the fiscal year as a few of its offerings experienced increased competition earlier than expected.

The Fund’s holdings in the Financial Services sector trailed the Benchmark constituents and was by far the biggest headwind to relative performance in the first half of the fiscal year. Most of this underperformance came in the regional banking subsector. The first half of the fiscal year was a challenging one for the banks as the market quickly tried to digest the potential credit losses from the Covid-19 induced economic recession and the price of oil dropping 67%, as well as the margin implications of the Fed’s abrupt 150 basis point cut in the funds rate to zero. The Portfolio was underweight the banking subsector but stock selection adversely impacted performance due to our exposure to Texas and the Gulf Coast, where oil is perceived to dominate the economy, and Covid-19 hotspots such as the NY tri-state area. Covid-19 economic shutdowns continue to make their way across the country focusing concerns about rising credit costs on impacted industries such as hotels and restaurants, along with the viability of small businesses in general, weighing on the performance of commercially oriented banks. We have stressed each of our banks for a worst-case scenario and believe they are sufficiently capitalized.

As we write this letter, even the most optimistic economists are forecasting a historic 25% or more contraction in the second quarter of 2020. Fortunately, our elected officials and central bankers are countering this with equally historic levels of support. The Federal Reserve has brought short term rates to 0%, is beginning

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2020 (Unaudited)

to reintroduce asset purchasing programs put into place during the recession last decade and is poised to do even more. At the same time, the Federal government is beginning to inject over $2 trillion of support to the economy and is also likely to do more. The efficiency with which this aid is received by consumers and small businesses will have much to do with the direction of the economy once Covid-19 is contained and the country reopens for business. Longer term, however, the U.S. economy is unlikely to operate at full capacity until a vaccine is delivered.

In the near term, the direction of the market will be dictated by the progression, and hopefully ultimately peaking, of the virus. During this time, we anticipate heightened volatility but in the meantime, we continue to execute our successful, decades long investment process and are staying fully invested. To this end, we are strategically adding to positions (both new and old) where there is irrational selling, valuations are compelling and balance sheets can withstand the downturn. We are also looking to purchase attractively priced quality companies where valuations became stretched during the recent bull market but are now within our valuation discipline. These companies are likely to be the longer-term outperformers. On a selective basis, we are also purchasing companies in the sectors of the market hardest hit by the onset of the corona virus and the necessary shelter in place rules.

With respect to valuation, measures of earnings and cash for 2020 are of little use to investors. In some instances, book value and more importantly tangible book value, can be a proxy for downside protection, but views on the magnitude of an expected recovery into 2021 will be our guide. As always, we will be conservative but are at the same time optimistic around both the impact of fiscal and monetary policy and the emergence of treatments and vaccines for Covid-19.

As always, we appreciate your business. Please feel free to contact us with any questions or concerns.

Respectfully,

William V. Heaphy, CFA

Principal

Investment Counselors of Maryland, LLC

The material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding any stock. Neither this material nor

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2020 (Unaudited)

any accompanying oral presentation or remarks by a representative is intended to constitute a recommendation of the Portfolio or a determination of suitability.

Portfolio holdings are subject to change and should not be considered investment advice or a recommendation to buy securities.

There are risks involved with investing in mutual funds, including loss of principal. In addition to the normal risks involved with investing in mutual funds, including loss of principal, investments in smaller companies typically exhibit higher volatility. Current and future holdings are subject to risk.

Index returns are for illustrative purposes only and do not represent actual fund performance. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2020 (Unaudited)

Definition of the Comparative Indices

Russell 2000® Value Index is a subset of the Russell 2000® Index that contains those securities with lower price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth values than the growth universe.

Russell 2000® Index is an unmanaged index comprised of 2,000 stocks of U.S. companies with small market capitalization.

Russell 2000® Growth Index is a subset of the Russell 2000® Index that contains those securities with higher price-to-book ratios and price-earnings ratios, lower dividend yields and higher forecasted growth values than the value universe.

Russell 1000® Index is an index of approximately 1,000 of the largest companies in the U.S. equity market.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2020 (Unaudited)

SECTOR WEIGHTINGS†

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK‡ — 96.9%

	Shares	Value

CONSUMER DISCRETIONARY — 15.3%
Central Garden & Pet, Cl A*	398,400	$12,115,344
Cheesecake Factory	396,700	8,842,443
Cooper Tire & Rubber	450,000	9,535,500
Designer Brands, Cl A	1,358,400	8,625,840
El Pollo Loco Holdings*	674,700	8,251,581
Extended Stay America	840,000	9,130,800
Group 1 Automotive	121,327	6,865,895
John Wiley & Sons, Cl A	221,900	8,332,345
MDC Holdings	373,281	10,918,469
SP Plus*	285,519	6,021,596
TRI Pointe Group*	938,450	10,773,406
Universal Electronics*	182,100	7,517,088
Urban Outfitters*	415,800	7,209,972
Winnebago Industries	160,800	7,134,696

		121,274,975

CONSUMER STAPLES — 3.0%
Edgewell Personal Care*	225,227	6,218,517
Landec*	392,800	4,379,720
TreeHouse Foods*	261,100	13,506,703

		24,104,940

ENERGY — 2.5%
DMC Global	182,536	4,711,254
Dril-Quip*	246,000	8,149,980

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2020 (Unaudited)

COMMON STOCK — continued

	Shares	Value

ENERGY — continued
Earthstone Energy, Cl A*	566,500	$1,308,615
Frank’s International*	2,170,900	5,275,287

		19,445,136

FINANCIAL SERVICES — 30.8%
Ameris Bancorp	274,991	6,993,021
Argo Group International Holdings	192,656	6,812,316
Banc of California	683,700	7,124,154
Boston Private Financial Holdings	688,220	5,230,472
Brandywine Realty Trust†	671,948	7,498,940
CatchMark Timber Trust, Cl A†	842,741	6,623,944
Compass Diversified Holdings(A)	498,555	10,015,970
ConnectOne Bancorp	479,900	7,169,706
Empire State Realty Trust, Cl A†	637,875	5,332,635
Enterprise Financial Services	232,782	7,155,719
First Bancorp	269,694	7,171,163
First Bancshares	330,757	6,588,679
First Industrial Realty Trust†	252,200	9,525,594
First Merchants	195,219	5,526,650
Four Corners Property Trust†	308,406	6,905,211
Independent Bank Group	186,000	5,637,660
James River Group Holdings	198,900	7,056,972
Jernigan Capital†	285,800	3,772,560
Kite Realty Group Trust†	817,843	8,366,534
MGIC Investment	1,100,600	8,045,386
Pacific Premier Bancorp	352,151	7,518,424
Pebblebrook Hotel Trust†	294,677	3,488,976
Physicians Realty Trust†	569,300	8,778,606
Pinnacle Financial Partners	183,173	7,372,713
PRA Group*	340,700	9,451,018
QTS Realty Trust, Cl A†	161,561	10,102,409
Sandy Spring Bancorp	259,500	6,617,250
Seacoast Banking Corp of Florida*	399,302	8,972,316
Simmons First National, Cl A	523,544	9,790,273
Sterling Bancorp	606,454	7,477,578
Texas Capital Bancshares*	130,284	3,619,290
TriCo Bancshares	237,737	7,160,638
UMH Properties†	609,700	7,920,003
Veritex Holdings	419,200	7,361,152

		244,183,932

HEALTH CARE — 4.7%
ANI Pharmaceuticals*	120,025	4,802,200

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2020 (Unaudited)

COMMON STOCK — continued

	Shares	Value

HEALTH CARE — continued
Avanos Medical*	12,702	$394,397
Ensign Group	201,670	7,544,475
Integer Holdings*	34,651	2,580,113
NextGen Healthcare*	1,061,516	11,198,994
NuVasive*	36,400	2,216,032
Providence Service*	149,100	8,649,291

		37,385,502

MATERIALS & PROCESSING — 6.5%
GrafTech International	275,700	2,238,684
Greif, Cl A	202,700	6,869,503
Hexcel	193,800	6,703,542
Livent*	1,058,000	6,559,600
Minerals Technologies	188,486	8,300,924
Mueller Water Products, Cl A	418,063	3,967,418
Orion Engineered Carbons	726,800	6,621,148
Quanex Building Products	546,871	6,819,481
US Concrete*	178,200	3,417,876

		51,498,176

PRODUCER DURABLES — 18.3%
ABM Industries	243,200	8,387,968
Albany International, Cl A	121,071	6,191,571
Astec Industries	307,600	12,337,836
Belden CDT	228,072	7,797,782
CBIZ*	467,311	11,098,636
Conduent*	1,330,900	3,353,868
Cross Country Healthcare*	230,596	1,450,449
Deluxe	158,820	4,473,959
Dycom Industries*	174,300	5,682,180
Enerpac Tool Group, Cl A	364,643	6,220,809
Granite Construction	318,930	5,243,209
Harsco*	351,910	3,512,062
Hawaiian Holdings	161,900	2,331,360
Hub Group, Cl A*	130,000	6,254,300
ICF International	149,964	11,028,353
Kaman	159,946	6,199,507
Knoll	484,700	5,651,602
MYR Group*	336,982	10,109,460
Regal Beloit	139,456	9,902,771
Rush Enterprises, Cl A	166,977	6,261,637
Saia*	128,900	11,925,828

		145,415,147

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2020 (Unaudited)

COMMON STOCK — continued

	Shares	Value

TECHNOLOGY — 13.7%
Advanced Energy Industries*	143,300	$7,967,480
Applied Optoelectronics*	217,791	2,334,720
Benchmark Electronics	338,499	6,993,390
CSG Systems International	127,599	6,198,759
Knowles*	631,100	9,813,605
Kulicke & Soffa Industries	381,100	9,134,967
Methode Electronics	452,254	13,576,665
NETGEAR*	502,976	12,061,365
NetScout Systems*	295,026	7,812,288
Onto Innovation*	310,253	10,070,812
Progress Software	227,174	9,293,688
Verint Systems*	302,600	12,933,124

		108,190,863

UTILITIES — 2.1%
IDACORP	65,864	6,044,998
Spire	144,800	10,564,608

		16,609,606

TOTAL COMMON STOCK

(Cost $897,904,118)		768,108,277

WARRANTS — 0.0%

	Number of Warrants	Value
SAExploration Holdings, Ser A, Expires 08/01/2021* (B)	2,784	—
SAExploration Holdings, Ser B, Expires 08/01/2021* (B)	2,784	—

TOTAL WARRANTS

(Cost $–)		—

SHORT-TERM INVESTMENT — 4.0%

	Shares	Value
Dreyfus Treasury Prime Cash Management, Cl A 0.190%, (C)
(Cost $31,939,532)	31,939,532	31,939,532

TOTAL INVESTMENTS — 100.9%
(Cost $929,843,650)		$800,047,809

Percentages are based on Net Assets of $792,859,747.
*	Non-income producing security.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2020 (Unaudited)

†	Real Estate Investment Trust
‡	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(A)	Security considered to be a Master Limited Partnership. The total value of such security as of April 30, 2020 was $10,015,970 or 1.3% of Net Assets.
(B)

Security is fair valued using methods determined in good faith by the Fair Value Committee of the Board of Trustees. The total value of such securities as of April 30, 2020, was $0 and represented 0.0% of net assets.

(C)	The rate shown is the 7-day effective yield as of April 30, 2020.

Cl — Class

Ser — Series

The following is a list of the inputs used as of April 30, 2020 when valuing the Portfolio’s investments:

Investments in Securities	Level 1	Level 2	Level 3*	Total
Common Stock	$768,108,277	$—	$—	$768,108,277
Warrants	—	—	—	—
Short-Term Investment	31,939,532	—	—	31,939,532

Total Investments in Securities	$800,047,809	$—	$—	$800,047,809

*  Portfolio investment in warrants is considered Level 3.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

For the six months ended April 30, 2020, there have been no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2020 (Unaudited)

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments at Value (Cost $929,843,650)	$800,047,809
Receivable for Capital Shares Sold	2,557,292
Receivable for Investment Securities Sold	747,082
Dividends and Interest Receivable	179,394
Prepaid Expenses	13,208

Total Assets	803,544,785

Liabilities:
Payable for Investment Securities Purchased	9,595,670
Payable for Capital Shares Redeemed	436,127
Payable to Investment Adviser	407,906
Shareholder Servicing Fees Payable	127,654
Payable to Administrator	37,255
Payable to Trustees	3,794
Chief Compliance Officer Fees Payable	1,703
Other Accrued Expenses	74,929

Total Liabilities:	10,685,038

Net Assets	$792,859,747

Net Assets Consist of:
Paid-in Capital	$930,976,704
Total Distributable Loss	(138,116,957)

Net Assets	$792,859,747

Institutional Shares:
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	37,303,633

Net Asset Value, Offering and Redemption Price Per Share	$21.25

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO FOR THE SIX MONTHS ENDED APRIL 30, 2020 (Unaudited)

STATEMENT OF OPERATIONS

Investment Income
Dividends	$5,475,749
Dividends from Master Limited Partnership	333,256
Less: Foreign Taxes Withheld	(40,182)

Total Investment Income	5,768,823

Expenses
Investment Advisory Fees	3,077,859
Administration Fees (See Note 4)	250,650
Trustees’ Fees	9,675
Chief Compliance Officer Fees	3,137
Shareholder Servicing Fees	504,391
Transfer Agent Fees	43,836
Custodian Fees	16,781
Legal Fees	15,912
Printing Fees	14,368
Registration and Filing Fees	12,796
Audit Fees	8,951
Other Expenses	14,577

Total Expenses	3,972,933

Less: Fees Paid Indirectly (See Note 4)	(386)

Net Expenses	3,972,547

Net Investment Income	1,796,276

Net Realized Loss on Investments	(9,019,697)

Net Change in Unrealized Depreciation on Investments	(206,156,475)

Total Net Realized and Unrealized Loss on Investments	(215,176,172)

Net Decrease in Net Assets Resulting from Operations	$(213,379,896)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019

Operations:
Net Investment Income	$1,796,276	$5,164,244
Net Realized Gain (Loss) on Investments	(9,019,697)	41,115,089
Net Change in Unrealized Appreciation (Depreciation) on Investments	(206,156,475)	22,193,003

Net Increase (Decrease) in Net Assets Resulting from Operations	(213,379,896)	68,472,336

Distributions:	(40,438,852)	(105,182,076)

Capital Share Transactions:
Issued	155,978,383	219,758,278
In Lieu of Cash Distributions	39,942,363	103,880,741
Redeemed	(58,072,865)	(116,656,855)

Net Increase in Net Assets from Capital Share Transactions	137,847,881	206,982,164

Total Increase (Decrease) in Net Assets	(115,970,867)	170,272,424

Net Assets:
Beginning of Period	908,830,614	738,558,190

End of Period	$792,859,747	$908,830,614

Share Transactions:
Issued	6,737,660	7,957,066
In Lieu of Cash Distributions	1,390,617	4,335,944
Redeemed	(2,339,742)	(4,201,214)

Net Increase in Shares Outstanding from Share Transactions	5,788,535	8,091,796

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO

FINANCIAL HIGHLIGHTS

				Selected Per Share Data & Ratios
		For a Share Outstanding Throughout Each Period/Year

	Six Months	Year ended October 31,
	Ended April 30, 2020 (Unaudited)	2019	2018	2017	2016	2015

Net Asset Value, Beginning of Period/Year	$28.84	$31.53	$35.04	$27.27	$28.15	$34.94

Income from Operations:

Net Investment Income*	0.05	0.18	0.06	0.06	0.11	0.11
Net Realized and Unrealized Gain (Loss)	(6.41)	1.59	(1.00)	8.61	1.99	0.10(1)

Total from Operations	(6.36)	1.77	(0.94)	8.67	2.10	0.21

Dividends and Distributions:

Net Investment Income	(0.05)	(0.15)	(0.09)	(0.03)	(0.10)	(0.08)

Net Realized Gain	(1.18)	(4.31)	(2.48)	(0.87)	(2.88)	(6.92)

Total Dividends and Distributions	(1.23)	(4.46)	(2.57)	(0.90)	(2.98)	(7.00)

Net Asset Value, End of Period/Year	$21.25	$28.84	$31.53	$35.04	$27.27	$28.15

Total Return†	(23.16)%	8.60%	(3.06)%	32.07%	8.79%	0.47%

Ratios and Supplemental Data
Net Assets, End of Period/ Year (Thousands)	$792,860	$908,831	$738,558	$768,329	$772,925	$948,137
Ratio of Expenses to Average Net Assets(2)	0.90%**	0.93%	0.93%	0.95%	0.95%	0.94%
Ratio of Net Investment Income to Average Net Assets	0.41%**	0.63%	0.16%	0.17%	0.41%	0.37%
Portfolio Turnover Rate	13%^	31%	31%	30%	32%	27%

*	Per share calculations were performed using average shares for the period.
**	Annualized.
^	Portfolio turnover is for the period indicated and has not been annualized.
†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.
(1)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(2)	The Ratio of Expenses to Average Net Assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been the same as the ratio reported.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2020 (Unaudited)

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 44 Funds. The financial statements herein are those of the ICM Small Company Portfolio (the “Fund”). The Fund seeks maximum, long-term total return consistent with reasonable risk to principal by investing primarily in common stocks of smaller companies measured in terms of revenues and assets and, more importantly, in terms of market capitalization. The Fund, a diversified Portfolio, normally seeks to achieve its objective by investing at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks of companies that have market capitalizations within the range of the Russell 2000 Value Index at the time of purchase. The Fund may invest in equity securities listed on the New York and American Stock Exchanges or traded on the over-the-counter markets operated by the FINRA. The Fund invests mainly in common stocks, but it may also invest in other types of equity securities. The financial statements of the remaining funds of the Trust are presented separately. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Fund. The Fund is an investment company in conformity with U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies.

Use of Estimates — The Fund is an investment company as defined in U.S. GAAP. Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements, in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on the NASDAQ Stock Market (the “NASDAQ”)),

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2020 (Unaudited)

including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value procedures are implemented through a fair value pricing committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•	Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2020 (Unaudited)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the six months ended April 30, 2020, there have been no significant changes to the Fund’s fair value methodologies.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

The Fund utilizes a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain.

As of the six months ended April 30, 2020, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any significant interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2020 (Unaudited)

Expenses — Most expenses of the Trust can be directly attributed to a particular Fund. Expenses which cannot be directly attributed to a particular Fund are apportioned among the Funds of the Trust based on the number of Fund and/ or relative net assets.

Dividends and Distributions to Shareholders — The Fund distributes substantially all of its net investment income, if any, quarterly. Any net realized capital gains are distributed at least annually. All distributions are recorded on ex-dividend date. The Fund’s distributions to shareholders may include return of capital received from Real Estate Investment Trusts (“REITs”).

Investments in REITs — With respect to the Fund, dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Master Limited Partnerships — The Fund may invest in master limited partnerships (“MLP”). MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2020 (Unaudited)

remainder of the MLP through ownership of common units and have a limited role in the MLP’s operations and management.

3. Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

The services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisers and service providers as required by the U.S. Securities and Exchange Commission (the “SEC”) regulations. The CCO’s services have been approved by the Board.

4. Administration, Distribution, Shareholder Servicing, Transfer Agent and Custodian Agreements:

The Fund and the Administrator are parties to an Administration Agreement, under which the Administrator provides administrative services to the Fund. For these services, the administrator is paid an asset-based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the six months ended April 30, 2020, the Fund paid $250,650 for these services.

The Trust and the Distributor are parties to a Distribution Agreement (the “Agreement”). The Distributor receives no fees under the agreement.

Certain brokers, dealers, banks, trust companies and other financial representatives receive compensation from the Fund for providing a variety of services, including record keeping and transaction processing. Such fees are based on the assets of the Fund that are serviced by the financial representative. Such fees are paid by the Fund to the extent that the number of accounts serviced by the financial representative multiplied by the account fee charged by the Fund’s transfer agent would not exceed the amount that would have been charged had the accounts serviced by the financial representative been registered directly through the transfer agent. All fees in excess of this calculated amount are paid by Investment Counselors of Maryland, LLC (the “Adviser”). These fees are disclosed on the Statement of Operations as Shareholder Servicing Fees.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2020 (Unaudited)

The Fund may earn cash management credits which can be used to offset transfer agent expenses. For the six months ended April 30, 2020, the Fund earned credits of $386 which were used to offset transfer agent expenses. This amount is labeled as “Fees Paid Indirectly” on the Statement of Operations.

MUFG Union Bank, N.A. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

5. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, the Adviser, owned in part by BrightSphere Investment Group Inc. (“BSIG”) and ICM Management LLC, a company wholly-owned by seven officers of the Adviser, provides investment advisory services to the Fund at a fee calculated at an annual rate of 0.70% of the Fund’s average daily net assets.

6. Investment Transactions:

For the six months ended April 30, 2020, the Fund made purchases of $218,951,098 and had sales of $106,336,723 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

7. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, the net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions made during such period. These book/tax differences may be temporary or permanent in nature.

The tax character of ordinary dividends and capital gain distributions declared during the last two fiscal years was as follows:

	Ordinary Income	Long-Term Capital Gains	Total
2019	$25,072,566	$80,109,510	$105,182,076
2018	6,146,697	49,901,183	56,047,880

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2020 (Unaudited)

As of October 31, 2019, the components of Distributable Earnings on a tax basis were as follows:

Undistributed Ordinary Income	$2,372,049
Undistributed Long-Term Capital Gains	36,841,946
Net Unrealized Appreciation	76,487,778
Other Temporary Differences	18

Total Distributable Earnings	$115,701,791

For Federal income tax purposes, the difference between Federal tax cost and book cost primarily relates to partnership basis adjustments and wash sales which cannot be used for Federal income tax purposes currently and have been deferred for use in future years.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, held by the Fund at April 30, 2020, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Depreciation
$ 929,843,650	$ 52,258,376	$ (182,054,217)	$ (129,795,841)

8. Concentration of Risks:

Equity Risk — Since it purchases equity securities, the Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/ or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

REIT Risk — REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses.

Foreign Securities Risk — The Fund’s investments in American Depository Receipts (“ADR”) are subject to foreign securities risk. ADRs are certificates

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2020 (Unaudited)

evidencing ownership of shares of a foreign issuer that are issued by depositary banks and traded on U.S. exchanges. Although ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they continue to be subject to many of the risks associated with investing directly in foreign securities.

Foreign securities, especially those of companies in emerging markets, can be riskier and more volatile than domestic securities. Adverse political and economic developments or changes in the value of foreign currency can make it harder for the Fund to sell its securities and could reduce the value of your shares. Securities of foreign companies may not be registered with the SEC and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities may be reduced by a withholding tax at the source, which tax would reduce income received from the securities. Foreign securities may also be more difficult to value than securities of U.S. issuers.

Small-Capitalization Company Risk — The small-capitalization companies in which the Fund will invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

9. Other:

At April 30, 2020, 48% of total shares outstanding were held by three record shareholders each owning 10% or greater of the aggregate total shares outstanding. These shareholders were comprised of omnibus accounts that were held on behalf of various shareholders.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claims are considered remote.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2020 (Unaudited)

10. Regulatory Matters:

On August 17, 2018, the SEC adopted amendments to Regulation S-X. These changes are effective for periods after November 5, 2018. The updates to registered investment companies were mainly focused on the presentation of distributable earnings, eliminating the need to present the components of distributable earning on a book basis in the financial statements. The update also impacted the presentation of undistributed net investment income and distribution to shareholders on the Statement of Changes in Net Assets. The amounts presented in the current Statement of Changes in Net Assets represent the aggregated total distributions of net investment income and realized capital gains, except for distributions classified as return of capital which are still presented separately.

11. New Accounting Pronouncement:

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years.

12. Subsequent Events:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2020 (Unaudited)

DISCLOSURE OF FUND EXPENSES

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a mutual fund’s gross income, directly reduce the investment return of a mutual fund. A mutual fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (November 1, 2019 to April 30, 2020).

The table below illustrates your Fund’s costs in two ways.

•

Actual Fund return. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period.”

•

Hypothetical 5% return. This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the year, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other mutual funds.

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2020 (Unaudited)

DISCLOSURE OF FUND EXPENSES

	Beginning Account Value 11/1/19	Ending Account Value 4/30/20	Annualized Expense Ratio	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$768.40	0.90%	$3.96
Hypothetical 5% Return	1,000.00	1,020.39	0.90	4.52

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2020 (Unaudited)

RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement (the “Agreement”) must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) or by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on February 26, 2020 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Fund met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s advisory fee paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Fund’s performance compared with a peer group of mutual funds and the Fund’s benchmark index.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2020 (Unaudited)

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Fund, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Fund. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Fund.

The Trustees also considered other services provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Fund by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Fund and the Adviser

The Board was provided with regular reports regarding the Fund’s performance over various time periods. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s performance to its benchmark index and a peer group of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Fund, outlining current market conditions and

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2020 (Unaudited)

explaining their expectations and strategies for the future. The Trustees determined that the Fund’s performance was satisfactory, or, where the Fund’s performance was materially below its benchmark and/or peer group, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Fund. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Fund were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the advisory fee paid to the Adviser. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fee to those paid by a peer group of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Fund and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Fund is subject. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Fund were not unreasonable.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Fund as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Fund and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Fund’s shareholders through a graduated advisory fee schedule or other means. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2020 (Unaudited)

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

NOTES

NOTES

NOTES

ICM Small Company Portfolio

P.O. Box 219009

Kansas City, MO 64121

866-234-5426

Adviser:

Investment Counselors of Maryland, LLC

300 East Lombard Street

Suite 810

Baltimore, MD 21202

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Portfolio described.

ICM-SA-001-1900

Item 2.  Code of Ethics.

Not applicable for semi-annual report.

Item 3.  Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.  Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.  Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies. Effective for closed-end management investment companies for fiscal-years-ending on or after December 31, 2005.

Item 9.  Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.  Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR § 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.  Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 8, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 8, 2020

By (Signature and Title)	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller, and CFO

Date: July 8, 2020